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                                                                     Exhibit 4.2

                              CERTIFICATE OF TRUST

                                       OF

                          NATIONAL CITY CAPITAL TRUST I

                  The undersigned, being an Administrative Trustee and the sole Delaware Trustee of National City Capital Trust I, desiring to form a business trust pursuant to the Delaware Business Trust Act, 12 DEL. C. Section 3810, ET SEQ., hereby certify as follows:

                  (a) The name of the business trust being formed hereby (the "Trust") is National City Capital Trust I.

                  (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware are as follows:

                           The Bank of New York (Delaware)
                           White Clay Center, Route 273
                           New Castle County
                           Newark, Delaware  19711

                           Attention:  Corporate Trust

                  (c)      The Trust created hereby shall terminate on May
                           29, 2037.

                  (d) This Certificate of Trust shall be effective as of the date of filing.

DATED:  May 29, 1997

                                       THE BANK OF NEW YORK (DELAWARE),
                                                not in its individual capacity,
                                                but solely as Delaware Trustee

                                       By: /s/ Walter N. Gitlin
                                          -------------------------------------
                                          Name: WALTER N. GITLIN
                                          Title: Authorized Signatory

                                       /s/ Thomas A. Richlovsky
                                       ----------------------------------------
                                       Thomas A. Richlovsky, not in his
                                       individual capacity, but solely as
                                       Administrative Trustee